Exhibit 99.2

PRELIMINARY COPY - SUBJECT TO COMPLETION

ANNUAL MEETING OF STOCKHOLDERS OF

HFF, INC.

July 1, 2019

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the last business day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER

ACCOUNT NUMBER

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to Be Held on July 1, 2019:

The Proxy Statement/Prospectus and Proxy Card relating to the Annual Meeting of Stockholders and Annual Report to Stockholders are available at http://phx.corporate-ir.net/phoenix.zhtml?c=205281&p=proxy

i  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  i

⬛ 20233030300000000000    1                                                                                  070119

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2, “FOR” THE ELECTION OF DIRECTORS AND “FOR” ITEMS 4 AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

					FOR	AGAINST	ABSTAIN
ITEM 3. ELECTION OF CLASS I DIRECTORS

ITEM 1. VOTE TO ADOPT THE AGREEMENT AND PLAN OF MERGER, DATED MARCH 18, 2019, AS AMENDED FROM TIME TO TIME, AMONG HFF, INC. (“HFF”), JONES LANG LASALLE INCORPORATED (“JLL”), JLL CM, INC. AND JLL CMG, LLC PURSUANT TO WHICH A WHOLLY OWNED SUBSIDIARY OF JLL WILL MERGE WITH AND INTO HFF (THE “MERGER”)

					☐	☐	☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: Deborah H. McAneny Steven E. Wheeler

				ITEM 2. ADVISORY VOTE TO APPROVE THE COMPENSATION THAT MAY BE PAID OR BECOME PAYABLE TO HFF’S EXECUTIVE OFFICERS THAT IS BASED ON OR OTHERWISE RELATES TO THE MERGER	☐	☐	☐
				ITEM 4. RATIFICATION OF HFF’S INDEPENDENT, REGISTERED CERTIFIED PUBLIC ACCOUNTANTS	☐	☐	☐
				ITEM 5. ADVISORY VOTE TO APPROVE HFF’S NAMED EXECUTIVE OFFICER COMPENSATION	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:				In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or at any adjournments thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND 5, AND WILL GRANT DISCRETIONARY AUTHORITY IN OTHER MATTERS.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

⬛	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	⬛

ANNUAL MEETING OF STOCKHOLDERS OF

HFF, INC.

July 1, 2019

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to Be Held on July 1, 2019:

The Proxy Statement/Prospectus and Proxy Card relating to the Annual Meeting of Stockholders and Annual Report to Stockholders are available at http://phx.corporate-ir.net/phoenix.zhtml?c=205281&p=proxy

Please sign, date and mail

your proxy card in the

envelope provided

as soon as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

⬛ 20233030300000000000    1                                                                                  070119

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2, “FOR” THE ELECTION OF DIRECTORS AND “FOR” ITEMS 4 AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

					FOR	AGAINST	ABSTAIN
ITEM 3. ELECTION OF CLASS I DIRECTORS

ITEM 1. VOTE TO ADOPT THE AGREEMENT AND PLAN OF MERGER, DATED MARCH 18, 2019, AS AMENDED FROM TIME TO TIME, AMONG HFF, INC. (“HFF”), JONES LANG LASALLE INCORPORATED (“JLL”), JLL CM, INC. AND JLL CMG, LLC PURSUANT TO WHICH A WHOLLY OWNED SUBSIDIARY OF JLL WILL MERGE WITH AND INTO HFF (THE “MERGER”)

					☐	☐	☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: Deborah H. McAneny Steven E. Wheeler

				ITEM 2. ADVISORY VOTE TO APPROVE THE COMPENSATION THAT MAY BE PAID OR BECOME PAYABLE TO HFF’S EXECUTIVE OFFICERS THAT IS BASED ON OR OTHERWISE RELATES TO THE MERGER	☐	☐	☐
				ITEM 4. RATIFICATION OF HFF’S INDEPENDENT, REGISTERED CERTIFIED PUBLIC ACCOUNTANTS	☐	☐	☐
				ITEM 5. ADVISORY VOTE TO APPROVE HFF’S NAMED EXECUTIVE OFFICER COMPENSATION	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:				In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or at any adjournments thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND 5, AND WILL GRANT DISCRETIONARY AUTHORITY IN OTHER MATTERS.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

⬛	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	⬛

☐ ⬛

HFF, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

July 1, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of common stock of HFF, Inc., a Delaware corporation, hereby appoints Mark D. Gibson, Gregory R. Conley and Nancy O. Goodson with full power to act alone and to designate substitutes, the true and lawful attorneys and proxies of the undersigned for and in the name and stead of the undersigned, to vote all shares of common stock of HFF, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at One Victory Park, 2323 Victory Avenue, Suite 1200, Dallas, Texas 75219 on July 1, 2019 at 8:00 a.m. (local time), and at any and all adjournments and postponements thereof, as follows:

SEE REVERSE SIDE

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE)

⬛ 1.1	14475 ⬛